CONSULTING GROUP CAPITAL MARKETS FUNDS (THE “TRUST”)

LARGE CAPITALIZATION GROWTH INVESTMENTS (THE “PORTFOLIO”)

SUPPLEMENT DATED AUGUST 21, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information and any prior supplements thereto. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

The Trust’s Board of Trustees approved the following:

Effective August 21, 2006, the hiring of Delaware Management Company, a series of Delaware Management Business Trust, as an investment adviser to the Portfolio.

Prospectus

The following is added to the section entitled, “How the subadvisers select the portfolio’s investments” on page 3 of the prospectus:

Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”) invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $1 billion to $409 billion as of July 31, 2006, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

The following is added to the section entitled, “The manager,” beginning on page 41 of the prospectus:

Large Capitalization Growth Investments	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Delaware Management Company 2005 Market Street Philadelphia, PA 19103	20%	Jeffrey S. Van Harte Chartered Financial Analyst, Senior Vice President and Chief Investment Officer – Focus Growth Equity He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios for more than 20 years.	2006

Large Capitalization Growth Investments	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Christopher J. Bonavico Chartered Financial Analyst, Vice President, Senior Portfolio Manager and Equity Analyst He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.	2006

			Christopher M. Ericksen Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.	2006

			Daniel J. Prislin Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management since 1998.	2006

Statement of Additional Information (“SAI”)

The following supplements the disclosure contained in the section entitled “Investment Management and Other Services” beginning on page 40 of the SAI:

Portfolio	Subadviser	Subadviser Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	Delaware Management Company	0.40%	0.60%

The following supplements the disclosure contained in the section entitled “Other Accounts Managed by Portfolio Manager” beginning on page 48 of the SAI:

Large Capitalization Growth Investments

Portfolio Manager(s) - Delaware	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffery S. Van Harte*	24 Registered investment companies with $4.7 billion in assets under management	0	50 Other accounts with $9.7 billion in total assets under management

Christopher J. Bonavico*	25 Registered investment companies with $4.7 billion in assets under management	0	51 Other accounts with $9.7 billion in total assets under management

Daniel J. Prislin*	24 Registered investment companies with $4.7 billion in assets under management	0	50 Other accounts with $9.7 billion in total assets under management

Christopher M. Ericksen*	21 Registered investment companies with $4.2 billion in assets under management	0	48 Other accounts with $9.7 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffery S. Van Harte	0	$0	0	$0	1	$648.2 million
Christopher J. Bonavico	0	$0	0	$0	1	$648.2 million
Daniel J. Prislin	0	$0	0	$0	1	$648.2 million
Christopher M. Ericksen	0	$0	0	$0	1	$648.2 million

The following supersedes the disclosure contained in the section entitled, “Portfolio Manager Compensation” beginning on page 58 of the SAI:

Delaware Management Company

Each portfolio’s manager’s compensation consists of the following:

A. Base Salaries—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Portfolio Managers for Small Capitalization Value Equity Investments. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the “bonus pool” for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the Fund’s performance relative to the performance of the Fund’s Lipper peer group. Performance is measured as the result of one’s standing in the appropriate Lipper peer group on a one-year and three-year basis. The three-year is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Portfolio Managers for Large Capitalization Growth Investments. Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the team. The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the year ending December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

C. Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

D. Stock Option Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specific number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who receive awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln’s share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion.

E. Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

The following supplements the disclosure contained in the section entitled, “Proxy Voting Policies and Procedures” beginning on page B-1 of the SAI:

DELAWARE INVESTMENT ADVISERS

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

(MARCH 2006)

Delaware Investment Advisers (the “Adviser”) will vote proxies on behalf of clients pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for its clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of clients.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS will create a record of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS’s proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of its clients.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The Adviser also has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients. Clients may request that their client services representative provide them with a complete copy of the Procedures and information on how their securities were voted by the Adviser.

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